Subsequent events	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
32.
Subsequent events

On January 27, 2025, Interbank issued subordinated bonds called “6.397% Subordinated Notes” for an amount of US$350,000,000, under Rule 144-A and/or Regulation S of the U.S. Securities Act of 1933 of the United States of America. This issuance has maturity in January 2035 and the agreed annual interest rate was 6.397 percent.

On March 31, 2025, IFS’s shareholders approved a new Share Repurchase Program for an amount of up to US$100,000,000 of IFS’ common shares, which is expected to continue until terminated by the Board of Directors. The share repurchase program may be carried out simultaneously in the Lima Stock Exchange and the New York Stock Exchange (“NYSE”) in one or several dates, at market prices.